Exhibit 10.1.2

             AMENDMENT NO. 1 TO CREDIT AGREEMENT


     AMENDMENT NO. 1 dated as of October 27, 1995 to the
$1,000,000,000 Credit Agreement dated as of November 4, 1994 (the
"Credit Agreement") among UNION CARBIDE CORPORATION (the
"Borrower"), the Banks party thereto, the Co-Agents party thereto, Morgan Guaranty Trust Company of New York, as
Documentation Agent and Chemical Bank, as Administrative Agent and Auction Agent.


                   W I T N E S S E T H:


     The parties hereto agree as follows:

     SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

     SECTION 2. Amendment of Section 1.01. The definition of the term "Termination Date" contained in Section 1.01 of the Credit Agreement is amended by changing the date, "November 3, 1999" to "November 3, 2000."

     SECTION 3.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK.

     SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts hereof duly executed by the Borrower, each of the Banks, the Co-Agents, the Documentation Agent, the Administrative Agent and the Auction Agent (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent of telegraphic, telex, telecopy or other written confirmation from such party of execution of a counterpart hereof by such party).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                    UNION CARBIDE CORPORATION

                    By /s/ Thomas D. Jones
                    Title: Vice President and Treasurer
                    39 Old Ridgebury Road
                    Danbury, CT  06817-0001
                    Telecopy number: (203) 794-5135
                    Attention:  Vice President and Treasurer



$59,166,666.67           ABN AMRO BANK N.V.,
                           NEW YORK BRANCH
                           as a Co-Agent and a Bank


                          By /s/ David A. Mandell
                             Title: Vice President


                          By /s/ David W. Stack
                             Title: Assistant Vice President



$59,166,666.67           BANK OF AMERICA ILLINOIS,
                           as a Co-Agent and a Bank


                          By /s/ Nancy McGaw
                             Title: Managing Director



$59,166,666.67           THE BANK OF NEW YORK,
                           as a Co-Agent and a Bank


                          By /s/ Nancy McEwen
                             Title: Vice President



$59,166,666.67           THE BANK OF NOVA SCOTIA,
                           as a Co-Agent and a Bank


                          By /s/ Terry K. Fryett
                             Title: Vice President



$59,166,666.67           BANQUE NATIONALE DE PARIS,
                           as a Co-Agent and a Bank


                          By /s/ Richard L. Sted
                             Title: Senior Vice President


                          By /s/ Thomas N. George
                             Title: Vice President



$59,166,666.67           CIBC INC.,
                           as a Co-Agent and a Bank


                          By /s/ Julia C. Collins
                             Title: Vice President



$59,166,666.66           CHEMICAL BANK,
                           as a Bank


                          By /s/ Scott S. Ward
                             Title: Vice President



$59,166,666.67           CREDIT SUISSE,
                           as a Co-Agent and a Bank


                          By /s/ David W. Kratovil
                             Title: Member of Senior Management


                          By /s/ Chris T. Horgen
                             Title: Associate



$59,166,666.67           MORGAN GUARANTY TRUST COMPANY
                          OF NEW YORK,
                           as a Bank


                          By /s/ James S. Finch
                             Title: Vice President



$59,166,666.67           NATIONSBANK OF NORTH CAROLINA, N.A.,
                           as a Co-Agent and a Bank


                          By /s/ Margaret K. Vandenberg
                             Title: Senior Vice President



$37,500,000.00           BANCA COMMERCIALE ITALIANA


                          By /s/ Charles Dougherty
                             Title: Vice President


                          By /s/ S. Kim
                             Title: Assistant Vice President



$37,500,000.00           BARCLAYS BANK PLC


                          By /s/ J. Onischuk
                             Title: Associate Director



$37,500,000.00           FUJI BANK LIMITED


                          By /s/ Yoshihiko Shiotsugu
                             Title: Vice President & Manager



$37,500,000.00           ROYAL BANK OF CANADA


                          By /s/ John M. Crawford
                             Title: Senior Manager



$37,500,000.00           THE SUMITOMO BANK, LIMITED


                          By /s/ Yoshinori Kawamura
                             Title: Joint General Manager



$37,500,000.00           SWISS BANK CORPORATION


                          By /s/ William S. Lutkins
                             Title: Associate Director,
                                      Credit Risk


                          By /s/ H. Clark Worthley
                             Title: Associate Director



$37,500,000.00           TORONTO DOMINION (NEW YORK), INC.


                          By /s/ R. C. Bingham
                             Title: Managing Director



$20,833,333.33           COMMERZBANK AG
                           NEW YORK BRANCH


                          By /s/ Juergen Boysen
                             Title: Senior Vice President


                          By /s/ Michael D. Hintz
                             Title: Vice President



$20,833,333.33           GENERALE BANK


                          By /s/ Alain Verschueren
                             Title: Senior Vice President


                          By /s/ Carlos Faucon
                             Title: Senior Vice President



$20,833,333.33           INSTITUTO BANCARIO SAN PAOLO DI
                           TORINO, S.P.A.


                          By /s/ Wendell Jones
                             Title: Vice President


                          By /s/ Robert Wurster
                             Title: First Vice President



$20,833,333.33           MARINE MIDLAND BANK


                          By /s/ William M. Holland
                             Title: Vice President



$20,833,333.33           MELLON BANK, N.A.


                          By /s/ Daniel A. Brailer
                             Title: First Vice President



$20,833,333.33           NATIONAL BANK OF KUWAIT


                          By /s/ Muhannad Kamal
                             Title: Executive Manager


                          By /s/ Stephen A. Larson
                             Title: Executive Manager



$20,833,333.33           SOCIETE GENERALE


                          By /s/ Robert Petersen
                             Title: Vice President


Total Commitments:

$1,000,000,000.00
=================



                  MORGAN GUARANTY TRUST COMPANY
                      OF NEW YORK, as Documentation Agent


                     By /s/ James S. Finch
                        Title: Vice President
                     60 Wall Street
                     New York, New York  10260
                     Attention: James Finch
                     Telex number: 177615
                     Telecopy number:  (212) 648-5014



                  CHEMICAL BANK, as Administrative Agent


                     By /s/ Scott S. Ward
                        Title: Vice President
                     270 Park Avenue
                     New York, New York 10017-2070
                     Attention: Scott S. Ward
                     Telecopy number:  (212) 270-3125



                   CHEMICAL BANK, as Auction Agent


                     By /s/ Scott S. Ward
                        Title: Vice President
                     270 Park Avenue
                     New York, New York 10017-2070
                     Attention: Scott S. Ward
                     Telecopy number:  (212) 270-3125